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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Avaya Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended September 30, 2001; and

         WHEREAS, the undersigned is a Director (and/or Officer) of the Company, as indicated below his or her signature:

          NOW, THEREFORE, the undersigned hereby constitutes and appoints Garry
K. McGuire Sr. and Charles D. Peiffer and each of them, as attorneys, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director and Officer of the Company, to execute and file such Form 10-K and any amendments or supplements thereto, with all exhibits thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney this 14th day of December, 2001.

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
By:    /s/ Patricia F. Russo                                  By:    /s/ Donald K. Peterson
       ----------------------------------                        ----------------------------------
       Name: Patricia F. Russo                                       Name: Donald K. Peterson
       Title: Chairman of the Board                                  Title: Vice Chairman,
                                                                            President and CEO

By:    /s/ Jeffrey A. Harris                                  By:    /s/ Mark Leslie
       ----------------------------------                        -----------------------------------
       Name: Jeffrey A. Harris                                       Name: Mark Leslie
       Title: Director                                               Title: Director


By:    /s/ Henry B. Schacht                                  By:    /s/ Daniel C. Stanzione
       ----------------------------------                        -----------------------------------
       Name: Henry B. Schacht                                        Name: Daniel C. Stanzione
       Title: Director                                               Title: Director


By:    /s/ Franklin A. Thomas
       ----------------------------------
       Name: Franklin A. Thomas
       Title: Director
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